UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 11, 2016

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Loan Agreement Amendment
On October 11, 2016, On Deck Capital, Inc. (the “Company”) amended its existing second amended and restated revolving debt facility (the “Bank Facility”) as described below. On that date, the Company entered into that certain First Amendment to the Second Amended and Restated Loan Agreement (the “Loan Agreement Amendment”) with Pacific Western Bank (successor by merger to Square 1 Bank), as Lender (“Lender”). The Loan Agreement Amendment amends the Second Amended and Restated Loan and Security Agreement (the “Loan Agreement”), dated as of June 30, 2016, between the Lender and the Company, as Borrower. The Loan Agreement Amendment provides for the extension of the maturity date of the Bank Facility by ninety (90) days to January 28, 2017. The Loan Agreement Amendment was entered into to provide the Company and the Lender flexibility to negotiate a proposed longer term extension of the Bank Facility.

The foregoing description of the Loan Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement Amendment, which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ending December 31, 2016.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Safe Harbor Statement
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. These include statements regarding the expected completion and timing of the negotiation of a proposed debt facility to amend or replace the Bank Facility. Forward-looking statements are neither historical facts nor assurances of future performance.  They are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and in many cases outside our control. Therefore, you should not rely on any of these forward-looking statements. We cannot provide any assurance that any proposed debt facility to amend or replace the Bank Facility will be entered into, or if such a proposed debt facility is entered into, we cannot provide any assurance that the terms of such debt facility will be comparable to the terms of the Bank Facility. The Company’s expected results may not be achieved, and actual results may differ materially from current expectations. Factors that could cause or contribute to actual results differing from these forward-looking statements include risks relating to successful replacement of the Bank Facility and other risks, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and in other documents that we file with the Securities and Exchange Commission from time to time which are or will be available on the Commission's website at www.sec.gov. Except as required by law, the Company undertakes no duty to update the information in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2016	On Deck Capital, Inc.

/s/ Howard Katzenberg
Howard Katzenberg Chief Financial Officer